UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

FedEx Corporation

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

FEDEX CORPORATION 942 SOUTH SHADY GROVE ROAD MEMPHIS, TN 38120 ATTN: INVESTOR RELATIONS

Your Vote Counts!

FEDEX CORPORATION

2024 Annual Meeting of Stockholders
Date: September 23, 2024
For holders as of: July 29, 2024
Time: 8:00 a.m. Central Time
Location: Online in a virtual-only format at
www.virtualshareholdermeeting.com/FDX2024

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You invested in FEDEX CORPORATION and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on September 23, 2024.

Get informed before you vote
View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to September 9, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639, or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy of the proxy material(s). There is no charge for requesting a copy of the proxy material(s). Requests, instructions, and other inquiries sent to this email address will not be forwarded to your investment advisor.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Internet and Telephone Voting Deadlines*

●11:59 p.m. Eastern Time on September 19, 2024 for shares held in any FedEx or subsidiary employee stock purchase plan or benefit plan
●11:59 p.m. Eastern Time on September 22, 2024 for all other stockholders

We encourage you to vote before the meeting. You may also vote virtually during the meeting at www.virtualshareholdermeeting.com/FDX2024. Have your 16-digit control number (indicated above) ready.

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the
upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors
Nominees:
1a.	SILVIA DAVILA	For
1b.	MARVIN R. ELLISON	For
1c.	STEPHEN E. GORMAN	For
1d.	SUSAN PATRICIA GRIFFITH	For
1e.	AMY B. LANE	For
1f.	R. BRAD MARTIN	For
1g.	NANCY A. NORTON	For
1h.	FREDERICK P. PERPALL	For
1i.	JOSHUA COOPER RAMO	For
1j.	SUSAN C. SCHWAB	For
1k.	FREDERICK W. SMITH	For
1l.	DAVID P. STEINER	For
1m.	RAJESH SUBRAMANIAM	For
1n.	PAUL S. WALSH	For
2.	Advisory vote to approve named executive officer compensation.	For
3.	Ratify the appointment of Ernst & Young LLP as FedEx’s independent registered public accounting firm for fiscal year 2025.	For
4.	Approval of an amendment to the Third Amended and Restated Certificate of Incorporation of FedEx Corporation to limit liability of certain officers as permitted by law.	For
5.	Approval of an amendment to the Third Restated Certificate of Incorporation of Federal Express Corporation to remove the “pass-through voting” provision that requires the approval of FedEx Corporation’s stockholders in addition to the approval of FedEx Corporation, as sole stockholder, in order for Federal Express Corporation to take certain actions.	For
6.	Stockholder proposal regarding a Just Transition report.	Against
7.	Stockholder proposal regarding shareholder input on bylaw amendments.	Against
8.	Stockholder proposal regarding climate lobbying alignment with company’s carbon neutral goals.	Against
NOTE: At their discretion, the proxies are authorized to vote on any other matters that may properly come before the meeting and any adjournments or postponements thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

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